                              FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This First Amendment to Amended and Restated Credit Agreement (the "First Amendment") is made as of this 10th  day of May, 2004 by and among

         DILLARD'S, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 77201, as Lead Borrower for the Borrowers, being said DILLARD'S, INC.,

                  DILLARD TEXAS OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Texas having a place of business at 4501 North Beach Street, Fort Worth, Texas
                  76137;

                  THE JOSLIN DRY GOODS COMPANY, a corporation organized under the laws of the State of Colorado having a place of business at Park Meadows Center, Littleton, Colorado 80124;

                  DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Tennessee having a place of business at 7624 Highway 70 S., Nashville, Tennessee
                  37221;

                  C.J. GAYFER & COMPANY, INCORPORATED, a corporation organized under the laws of the State of
                  Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  J.B. IVEY & COMPANY,  a corporation organized under the laws of the State of North Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  THE CASTNER-KNOTT DRY GOODS, CO., a corporation organized under the laws of the State of
                  Tennessee having a place of business at 1500 N. Jackson, Tullahoma, Tennessee 37388;

                  DILLARD STORE SERVICES, INC., a corporation organized under the laws of the State of Arizona having a place of business at 2215 S. 48th Street, Suite E, Tempe, Arizona 85282;

                  THE HIGBEE COMPANY, a corporation organized under the laws of the State of Delaware having a place of business at 100 Public Square, Cleveland, Ohio 44113;

                  THE MCALPIN COMPANY, a corporation organized under the laws of the State of Kentucky having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  GAYFER'S MONTGOMERY FAIR CO., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  THE LION DRY GOODS COMPANY, a corporation organized under the laws of the State of Ohio having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  J. BACON & SONS, a corporation organized under the laws of the State of Kentucky  having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  MERCANTILE STORES COMPANY, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  DILLARD'S WYOMING, INC., a corporation organized under the laws of the State of Wyoming having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  CONSTRUCTION DEVELOPERS, INCORPORATED, a corporation organized under the laws of the State of
                  Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  DILLARD INTERNATIONAL, INC., a corporation organized under the laws of the State of Nevada having a place of business at 3200 Las Vegas Blvd. S., Las Vega, Nevada 89109;

                  CONDEV NEVADA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  MERCANTILE KANSAS CITY, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  HENNESSY COMPANY, a corporation organized under the laws of the State of Montana having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  J.B. WHITE & COMPANY, a corporation organized under the laws of the State of South Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

                  U.S. ALPHA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 6191 S. State, Murray, Utah 84107; and

                  DILLARD'S DOLLARS, INC., a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201; and

                  The financial institutions and other entities identified on the signature pages to this First
                  Amendment as a "Lender" (collectively, the "Lenders" and each individually, a "Lender"); and

                  JPMORGAN CHASE BANK, as Administrative Agent for the Lenders, a New York banking corporation, having a place of business at 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201; and

                  FLEET RETAIL GROUP, INC., as Collateral Agent and as Syndication Agent, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

                  GENERAL ELECTRIC CAPITAL CORPORATION, THE CIT GROUP/BUSINESS CREDIT, INC. and WELLS FARGO
                  FOOTHILL, LLC, as Co-Documentation Agents; and

                  CONGRESS FINANCIAL CORPORATION, NATIONAL CITY COMMERCIAL FINANCE, INC. and GMAC COMMERCIAL
                  FINANCE LLC, as Managing Agents;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                                W I T N E S S E T H

         A.       Reference is made to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of December 12, 2003 by and between, among others, the Borrowers, the Lenders, the Administrative Agent and the
Collateral Agent.

         B.       The Borrowers and the Lenders desire to modify and amend certain provisions of the Credit
Agreement.

         Accordingly, the Administrative Agent, the Collateral Agent, the Lenders, and the Borrowers agree as follows:

1.        Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.       Amendments to Article I of the Credit Agreement.   The provisions of Article I of the Credit Agreement
         are hereby amended as follows:

         a.       By adding the following new definition in appropriate alphabetical order:

                  "Permitted Joint Venture" means, with respect to any Subsidiary Borrower, a joint venture or partnership in which each of the following conditions are satisfied:

                                    (i)   The Lead Borrower shall have furnished the Administrative Agent with five
                  (5) days prior notice of such intended joint venture or partnership and shall have furnished the
                  Administrative Agent with a current draft of the joint venture or partnership agreement and other applicable organizational documents, and a summary of the structure and terms of the transaction, and such other information as the Administrative Agent may reasonably require.

                                    (ii)   No Default or Event of Default shall exist at the time of, or arise from, the Subsidiary Borrower's entering into such joint venture or partnership.

                                    (iii)   The joint venture or partnership shall be for the purpose of acquiring, constructing, managing and/or operating an enclosed mall, an open-air shopping center or a stand alone store, in each case in which a store operated by a Borrower or a Subsidiary of a Borrower is to be located.

         b.       By adding the following sentence at the end of the definition of "Subsidiary":

                  In no event shall Dillard National Bank, or a Permitted Joint Venture be deemed a Subsidiary for purposes of Article VI hereof and in no event shall Dillard Asset Funding Company be deemed a
                  Subsidiary for purposes of the Loan Documents.

3.       Amendments to Article IV of the Credit Agreement.   The provisions of Section 4.02(c) of the Credit
         Agreement are hereby deleted in their entirety and the following substituted in their stead:

                  (c)   No Default.  On the date of each such Borrowing and the issuance of each Letter of Credit, and after giving effect to such Borrowing or issuance of such Letter of Credit, the Borrowers shall be in compliance with all of the terms and provisions set forth herein and in the other
                  Loan Documents to be observed or performed and no Default or Event of Default shall have occurred and be continuing.

4.       Amendments to Article VI of the Credit Agreement.   The provisions of Article VI of the Credit Agreement
         are hereby amended as follows:

         a.       The provisions of Section 6.01(v) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                  (v)   Indebtedness incurred to finance or refinance any Real Estate owned by any Borrower;

         b.       The provisions of Section 6.01 are hereby amended by deleting the word "and" at the end of clause (vi), renumbering clause (vii) as clause (viii) and adding the following new clause (vii):

                  (vii)   Guarantees of Indebtedness incurred in connection with Permitted Joint Ventures, provided that at the time that such Guarantees are entered into, no Default or Event of Default then exists or would result from the making of such Guarantees.

         c.       The provisions of Section 6.04 of the Credit Agreement is hereby amended by deleting the word
                  "and" at the end of clause (f), deleting the period at the end of clause (g) and adding the following at the end of clause (g):

                  (h)  Guaranties of Indebtedness permitted under Section 6.01 hereof; and

                  (i)  Investments in Permitted Joint Ventures, provided that at the time that commitments to make such Investments become binding, no Default or Event of Default then exists or would result from the making of such Investment; and

                  (j)   Investments in Dillard Asset Funding Company.

         d.       The provisions of Section 6.05 of the Credit Agreement are hereby amended as follows:

                  i.       By adding the following immediately after Section 6.05(a)(iii):

                               (iv)  sales of real and personal property in connection with the closure of any store location to the extent such property is not, in the Lead Borrower's reasonable judgment, necessary for the continued conduct of the Subsidiary
                               Borrowers' business; and

                               (v)  the sale of the beneficial interests in Dillard Asset Funding Company;

                  ii.      By adding the following immediately after Section 6.05(b)(ii)(C):

                               (D) sales of real and personal property in connection with the closure of any store location to the extent such property is not, in the Lead Borrower's reasonable judgment, necessary for the continued conduct of the Lead Borrower's business;

         e.       The provisions of Section 6.06(b) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                               The Subsidiary Borrowers will not at any time, and will not permit any of their
                               Subsidiaries to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                                        i.  required payments of principal and interest as and when due in respect of any Indebtedness permitted under Section 6.01;

                                        ii. refinancings of Indebtedness to the extent permitted by Section 6.01;
                           and

                                        iii.optional prepayments, redemptions, retirements, acquisition, cancellation or termination of Indebtedness of any Subsidiary Borrower (collectively, a
                           "Prepayment") as long as (A) no Default or Event of Default then exists or, after giving effect to such Prepayment, would arise; and (B) during the ninety (90) day period prior (on a pro forma basis) to the date of such Prepayment, and for the ninety
                           (90) day period following (on a projected basis) the date of such Prepayment, there shall be daily Excess Availability of at least $250,000,000; and (C) the aggregate of all such Prepayments shall not exceed the sum of $500,000,000 plus the Refreshing
                           Basket from and after the Effective Date.

         f.       The provisions of Section 6.06(c) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

                                                     (c)      After the occurrence and during the continuation an
                                    Event of Default under Sections 7.01(h) or 7.01(i) hereof, the Lead Borrower will not at any time, make or agree to pay or make, directly or indirectly any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any
                                    Indebtedness, except required payments of principal and interest as and when due in respect of any permitted Indebtedness and refinancings of permitted
                                    Indebtedness.

5.       Conditions Precedent to Effectiveness.   This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

         a.       This First Amendment shall have been duly executed and delivered by the Borrowers and the
                  Required Lenders and shall be in form and substance satisfactory to the Administrative Agent.

         b.       All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

         c.       The Borrowers shall have provided such additional instruments and documents to the
                  Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.

6.       Miscellaneous.

         a.       This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         b.       This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         c.       Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

         d.       The Borrowers shall pay on demand all costs and expenses of the Administrative Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

         e.       The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this First Amendment and are not relying on any representations or warranties of the Administrative Agent, any Lender, or their counsel in entering into this First Amendment.

                        [remainder of page left intentionally blank; signature pages follow]

         IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

                                                              DILLARD'S, INC.
                                                              as Lead Borrower and Borrower

                                                              DILLARD TEXAS OPERATING LIMITED PARTNERSHIP
                                                              By its General Partner
                                                              Dillard's, Inc.
                                                              as Borrower

                                                              THE JOSLIN DRY GOODS COMPANY
                                                              as Borrower

                                                              DILLARD TENNESSEE
                                                              OPERATING LIMITED

                                                              PARTNERSHIP, as Borrower
                                                              By its General Partner
                                                              Dillard's, Inc.
                                                              as Borrower

                                                              C.J. GAYFER & COMPANY, INCORPORATED,
                                                              as Borrower

                                                              J.B. IVEY & COMPANY,
                                                              as Borrower

                                                              THE CASTNER-KNOTT DRY GOODS CO.,
                                                              as Borrower

                                                              DILLARD STORES SERVICES, INC., as Borrower

                                                              THE HIGBEE COMPANY,
                                                              as Borrower

                                                              THE MCALPIN COMPANY,
                                                              as Borrower

                                                              GAYFER'S MONTGOMERY FAIR CO., as Borrower

                                                              THE LION DRY GOODS COMPANY,
                                                              as Borrower

                                                              J. BACON & SONS,
                                                              as Borrower

                                                              MERCANTILE STORES COMPANY, INC.,
                                                              as Borrower

                                                              DILLARD'S WYOMING, INC.,
                                                              as Borrower

                                                              CONSTRUCTION DEVELOPERS, INCORPORATED,
                                                              as Borrower

                                                              CONDEV NEVADA, INC.,
                                                              as Borrower

                                                              MERCANTILE KANSAS CITY, INC., as Borrower

                                                              HENNESSY COMPANY,
                                                              as Borrower

                                                              J.B. WHITE & COMPANY,
                                                              as Borrower

                                                              DILLARD'S DOLLARS, INC.,
                                                              as Borrower

                                                              By: __________________________
                                                              Name: Sherrill E. Wise
                                                              Title: Vice President to each
                                                               Borrower listed above

                                                              U.S. ALPHA, INC.,
                                                              as Borrower

                                                              By_________________________
                                                              Name: James I. Freeman
                                                              Title:   Vice President

                                                              DILLARD INTERNATIONAL, INC.,
                                                              as Borrower

                                                              By_________________________
                                                              Name: James I. Freeman
                                                              Title:   Chief Executive Officer

                                                              JPMORGAN CHASE BANK,
                                                              as Administrative Agent, as Swingline Lender, as
                                                              Issuing Bank, and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              FLEET RETAIL GROUP, INC.,
                                                              as Collateral Agent, Syndication Agent and as Lender

                                                              By:________________________

                                                              Name: Mark Forti

                                                              Title: Managing Director

                                                              FLEET NATIONAL BANK,
                                                              as Issuing Bank

                                                              By:________________________

                                                              Name: Mark Forti

                                                              Title: Managing Director

                                                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                                                              as Co-Documentation Agent and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              WELLS FARGO FOOTHILL, LLC,
                                                              as Co-Documentation Agent and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              GENERAL ELECTRIC CAPITAL CORPORATION,
                                                              as Co-Documentation Agent and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              CONGRESS FINANCIAL CORPORATION,
                                                              as Managing Agent and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                                              as Managing Agent and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              GMAC COMMERCIAL FINANCE LLC,
                                                              as Managing Agent and as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              PNC BANK, NATIONAL ASSOCIATION,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              UBS AG, STAMFORD BRANCH
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              AMSOUTH BANK,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              REGIONS BANK,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              HSBC BUSINESS CREDIT (USA) INC.,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              SIEMENS FINANCIAL SERVICES, INC.,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              UPS CAPITAL CORPORATION
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              ALLIED IRISH BANK,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              ISRAEL DISCOUNT BANK OF NEW YORK,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              BANK ONE, NA
                                                              (Main Office Chicago)
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              FIFTH THIRD BANK,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title:

                                                              HIBERNIA NATIONAL BANK,
                                                              as Lender

                                                              By:________________________

                                                              Name:

                                                              Title: